EXHIBIT 32.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Kore Holdings, Inc. (the "Company") on Form 10-KSB for the year ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Denis C. Tseklenis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 15, 2006

/s/ Denis C. Tseklenis
Denis C. Tseklenis
Chief Executive Officer